Exhibit 99.1

Century Therapeutics Secures Oversubscribed $135 Million Private Placement Financing to Support Lead Program, CNTY-813, a Potentially Curative Therapy for Type 1 Diabetes

PHILADELPHIA, Jan. 8, 2026 -- Century Therapeutics, Inc. (‘Century’, NASDAQ: IPSC), a biotechnology company developing induced pluripotent stem cell (iPSC)-derived cell therapies for autoimmune diseases and cancer, today announced it has entered into a securities purchase agreement for a private placement for initial gross proceeds of approximately $135 million to the Company, before placement agent fees and offering expenses.

The financing is being led by new investor TCGX, and includes participation from additional new and existing investors, including RA Capital Management, Commodore Capital, Deep Track Capital, RTW Investments, Venrock Healthcare Capital Partners, and the T1D Fund. The private placement is expected to close on January 9, 2026, subject to customary closing conditions.

“We believe this financing further enables our ambition to unlock the full potential of our lead product candidate, CNTY-813, a potentially curative beta islet cell program for Type 1 diabetes,” said Brent Pfeiffenberger, Pharm.D., Chief Executive Officer of Century Therapeutics. “We estimate this financing extends our cash runway to Q1 2029 with an anticipated IND submission for CNTY-813 in 2026 and initial clinical data for CNTY-813 expected in 2027. We are grateful for the high level of conviction and confidence shown by top investors focused on supporting development of our potential therapies for high-impact diseases, beginning with Type 1 diabetes.”

Pursuant to the terms of the securities purchase agreement, Century will issue approximately 117,391,299 shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof) and accompanying warrants to purchase 58,695,648 shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof) in the private placement at a purchase price of $1.15 per share and accompanying warrant to purchase 0.5 shares of common stock (or pre-funded warrant to purchase common stock in lieu thereof) and at a purchase price of $1.1499 per pre-funded warrant and accompanying warrant to purchase 0.5 shares of common stock (or pre-funded warrant to purchase common stock in lieu thereof).

The pre-funded warrants will be exercisable immediately at an exercise price of $0.0001 per share and will not expire until exercised in full. The warrants to purchase common stock (or pre-funded warrants to purchase common stock in lieu thereof) will be exercisable immediately upon issuance at an exercise price of $2.60 per share or $2.599 per pre-funded warrant and will expire upon the earlier of (a) 30 days after the public announcement of initial Phase 1 clinical data for CNTY-813 and (b) the third anniversary of the closing of the private placement. Full exercise of the warrants would provide an additional approximately $153 million in gross proceeds to the Company.

Century intends to use the net proceeds from the private placement to fund development of its lead product candidate, CNTY-813, and for working capital and other general corporate purposes.

The securities were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (Securities Act), and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Century has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock issued in the private placement and shares of common stock underlying the warrants issued in the private placement.

The private placement is being conducted in accordance with applicable Nasdaq rules and was priced to satisfy the “Minimum Price” requirement (as defined in the Nasdaq rules).

Leerink Partners, TD Cowen and Mizuho acted as the placement agents for the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares offered in the private placement, nor shall there be any sale of such shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Century Therapeutics

Century Therapeutics (NASDAQ: IPSC) is a biotechnology company advancing a pipeline of induced pluripotent stem cell (iPSC)-derived cell therapies with the potential to meaningfully address autoimmune diseases and cancer. The company’s therapies are derived from its iPSC cell foundry and leverage its novel immune evasion engineering technology, Allo-Evasion™. Century believes its approach to developing off-the-shelf cell therapies will expand patient access and provide advantages over existing cell therapies which will ultimately advance the course of care.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this press release, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding the satisfaction of customary closing conditions with respect to the private placement, our cash runway, anticipated clinical and development milestones and the anticipated use of proceeds of the private placement. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials, which may not be predictive of final results or the results of later-stage clinical trials; our ability to obtain clearance of our future IND or CTA submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, trade disputes and tariffs, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

For More Information:

Century Therapeutics

Douglas Carr

Senior Vice President, Finance

investor.relations@centurytx.com

JPA Health

Sarah McCabe

smccabe@jpa.com